Exhibit 99.1

Marwynn Holdings, Inc. Announces Pricing of Initial Public Offering

Irvine, CA – March 12, 2025 – Marwynn Holdings, Inc. (“Marwynn” or the “Company”), a leading supply chain solutions provider for food, non-alcoholic beverages, and indoor home improvement products, today announced the pricing of its initial public offering (IPO) of 2,000,000 shares of its common stock, $0.001 par value per share, at a public offering price of $4.00 per share. In addition, Marwynn has granted the underwriter a 45-day option (“Overallotment”) to purchase up to an additional 300,000 shares of its common stock at the initial public offering price, less underwriting discounts and commissions.

The gross proceeds to Marwynn from the Offering (assuming that the Overallotment is not exercised), before deducting underwriting discounts and commissions and estimated offering expenses payable by Marwynn, is expected to be approximately $8,000,000.

The shares are expected to begin trading on the Nasdaq Capital Market on March 13, 2025, under the ticker symbol “MWYN”. The offering is expected to close on March 14, 2025, subject to the satisfaction or waiver of customary closing conditions.

Marwynn Holdings, Inc. intends to use the net proceeds from the offering towards supply chain enhancements, business expansion, sales and distribution growth, talent development and retention, working capital, and other general corporate purposes.

American Trust Investment Services, Inc. is acting as the representative of the underwriters of this offering.

A registration statement on Form S-1 (File No. 333-284245) relating to the shares was filed with the U.S. Securities and Exchange Commission and became effective on March 11, 2025. This offering is being made only by means of a prospectus forming part of the effective registration statement. A copy of the prospectus relating to the offering, when available, may be obtained by contacting American Trust Investment Services, Inc., 230 W. Monroe, Suite 300 Chicago, IL, 60606, USA or via email at IB@amtruinvest.com.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Marwynn Holdings, Inc.

Marwynn Holdings, Inc. is a Nevada-based holding company specializing in supply chain management for food, non-alcoholic beverages, and home improvement products. Through its subsidiaries, FuAn Enterprise, Inc. and Grand Forest Cabinetry Inc., Marwynn connects suppliers with retailers and consumers across the United States. Learn more at www.marwynnholdings.com.

Forward-Looking Statements Regarding Marwynn Holdings, Inc.

Certain statements in this press release are forward-looking statements for purposes of the safe harbor provisions under the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements may include estimates or expectations about Marwynn’s operational results, financial condition, business strategies and plans, market opportunities, competitive position, industry environment, and potential growth opportunities. In some cases, forward-looking statements can be identified by terms such as “may,” “will,” “should,” “design,” “target,” “aim,” “hope,” “expect,” “could,” “intend,” “plan,” “anticipate,” “estimate,” “believe,” “continue,” “predict,” “project,” “potential,” “goal,” or other words that convey the uncertainty of future events or outcomes. These statements relate to future events or to Marwynn’s future financial performance and involve known and unknown risks, uncertainties, and other factors that may cause Marwynn’s actual results, levels of activity, performance, or achievements to be different from any future results, levels of activity, performance, or achievements expressed or implied by these forward-looking statements. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties, and other factors which are, in some cases, beyond Marwynn’s control and which could, and likely will, affect actual results, levels of activity, performance, or achievements. Any forward-looking statement reflects Marwynn’s current views with respect to future events and is subject to these and other risks, uncertainties, and assumptions relating to Marwynn’s operations, results of operations, growth strategy, and liquidity.

Investor Relations and Media Contact:
PondelWilkinson Inc.

Judy Lin or Laurie Berman

310-279-5980

info@marwynnholdings.com